GOODWILL AND INTANGIBLE ASSETS - Expected amortization of intangible assets (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Expected amortization of intangible assets
2021	$ 2,320
2022	2,320
2023	2,320
2024	1,566
Total	$ 8,526	$ 12,256